AMENDMENT TO
EMPLOYMENT AGREEMENT
This Amendment (the “Amendment”) to the Employment Agreement dated as of September 23, 2019, and as amended through 2023 (the “Employment Agreement”) is effective as of November [__], 2025 (the “Amendment Effective Date”) between INTERNATIONAL MONEY EXPRESS, INC., a Delaware corporation (“Employer”), and Joseph Aguilar (“Executive”). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Employment Agreement.
Employer and Executive desire to enter into this Amendment to the Employment Agreement and hereby agree to the following as of the Amendment Effective Date:
1.    Section 1.02 of the Agreement is hereby amended and restated in its entirety to read as follows:
“1.02    Position and Duties. Executive shall, during the term of employment under this Agreement, have the title of President and General Manager, Latin America, shall continue to have oversight for Latin America portion of Employer’s business and shall perform the services and duties necessary for the integration and change in control requirements related to the pending sale of Employer and its subsidiaries to Western Union (the “Transaction”) plus such other services and duties as determined from time to time by the Chief Executive Officer of Employer or such other person or persons as may be designated from time to time by the Board of Directors of Employer (the “Board”). Executive shall perform such services and duties in accordance with the policies, practices and bylaws of Employer.”
2.    The Executive acknowledges and agrees that nothing herein, and no changes to his duties, shall constitute “Good Reason” as defined in the Agreement and further acknowledges and agrees that the Retention Bonus Plan of Employer and the Participant Agreement entered into with Executive thereunder (collectively, the “Retention Program”) shall continue to apply to the terms of the Employment Agreement as amended by this Amendment such that in the event that any terms of the Amendment conflict with any terms of the Retention Program, the terms of the Retention Program shall control.
3.    All other provisions of the Employment Agreement not amended hereby shall remain in full force and effect.

INTERNATIONAL MONEY EXPRESS, INC. By:__________________________ Name: ______________________ Title: _______________________

Date:______________________________

Accepted and Agreed to:

____________________________
Joseph Aguilar

Date:________________________